STOCK PURCHASE AGREEMENT (Affiliate)

THIS AGREEMENT made the 22nd of June, 2003 between:

Harvey Lawson (the "Seller") and

A.R.Y Holding Limited c/o PHS Corporate Services Inc.
1201 Market St. Suite 1600
Wilmington, DE 19801,USA
Mailing Address:
I.M. Moshkovitz ("Mendi")
P.O.Box 22
Vienna A - 1022, Austria. (the "Purchaser")

WHEREAS:

  The Seller is the owner of 3,850,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of A.I. Software, Inc. , a Nevada corporation (the "Company"); and

  The Seller proposes to sell to the Purchaser an aggregate of 2,786,000 shares of Common Stock of the Company (the "Purchased Shares") on the terms set forth herein.

In consideration of the premises, representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

  Purchase and Sale.

    The Seller hereby agrees to sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Seller, the Purchased Shares at an aggregate purchase price of US$5,789.10 (the "Purchase Price").

    The closing of the purchase and sale of the Purchased Shares (the "Closing") shall take place on the date hereof (the "Closing Date"), or such other date as mutually agreed to by the parties hereto.

  REPRESENTATIONS AND WARRANTIES OF the SELLER

    The Seller represents and warrants to the Purchaser that:

      the Purchased Shares are validly issued and outstanding as fully paid and non-assessable in the capital of the Company and are free and clear of all liens, charges and encumbrances;

      immediately prior to and at the Closing, the Seller shall be the legal and beneficial owner of the Purchased Shares and on the Closing Date, the Seller shall transfer to the Purchaser the Purchased Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character;

      the Seller has no interest, legal or beneficial, direct or indirect, in any of the assets or business of the Company other than the shares of the Company's Common Stock set forth in Recital A above;

      the Seller has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Seller hereunder and to consummate the transactions contemplated hereby;

      the Seller is, and has been during the past ninety (90) days, an officer, director, 10% or greater shareholder or "affiliate" of the Company, as those terms are defined in Rule 144 of the Securities Act of 1933, as amended (the "Securities Act");

      the Purchased Shares shall be transferred to the Purchaser pursuant to an exemption from the registration requirements of the Securities Act;

      the financial condition of the Company as at the Closing Date is accurately reflected and set forth in the financial statements of the Company attached to its most recently filed periodic report as required by the Securities and Exchange Commission; and

      the Vendors have not caused the Company to enter into any material transactions or have caused the Company to guarantee or agree to guarantee any liabilities of any person without the knowledge of the Purchaser.

  INDEMNIFICATION BY THE SELLER

    The Seller will indemnify and hold harmless the Purchaser and the Company from and against:

      any and all losses, damages, costs or deficiencies directly or indirectly suffered by the Purchaser resulting from any inaccuracy, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation on the part of any of the Seller in respect of this Agreement;

      any and all losses, damages, costs or deficiencies directly or indirectly suffered by the Purchaser resulting from any liabilities of the Company for the period to and including the Closing Date; and

      any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to any of the foregoing.

  REPRESENTATIONS AND WARRANTIES OF the purchaser

    The Purchaser represents and warrants to the Seller that the Purchaser:

      has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated;

      is acquiring the Purchased Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchased Shares;

      understands that the Purchased Shares have not been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the Securities Act ("Regulation S"), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

      understands that the Purchased Shares are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Purchased Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the National Association of Securities Dealers, Inc.'s Over-the-Counter Bulletin Board;

      is aware that the Purchased Shares are "restricted securities" as that term is defined in Rule 144 and the general rules and regulations of the Securities Act. Purchaser further represents that Purchaser is fully aware of the applicable limitations on the resale of restricted securities and that these restrictions are set forth, for the most part, in Rule 144 of the Act as promulgated by the Securities and Exchange Commission;

      is not an underwriter of, or dealer in, the common shares of the Company, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Purchased Shares;

      the Purchaser is (tick one or more of the following boxes):

(A)	a director, officer, employee or control person of the Company	[X]
(B)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company	[ ]
(C)	a close personal friend of a director, senior officer or control person of the Company	[ ]
(D)	a close business associate of a director, senior officer or control person of the Company	[ ]
(E)	a current holder of common shares or other designated securities of the Company	[ ]

      if the Purchaser has ticked one or more of boxes B, C or D in paragraph above, the director, senior officer, or control person of the Company with whom the Subscriber has the relationship is:

      _____________________________________________________________

      (Fill in the name of each director. senior officer and control person which you have the above-mentioned relationship with).

      the Purchaser has made an independent examination and investigation of an investment in the Purchased Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Vendor will not be responsible in any way whatsoever for the Purchaser's decision to invest in the Purchased Shares and the Company is not aware of any advertisement of any of the Purchased Shares; and

      understands that the Company is not a reporting issuer in any of the Provinces of Canada and therefore resale of any of the Purchased Shares in Canada is restricted except pursuant to an exemption from applicable securities legislation.

  MISCELLANEOUS

    The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

    This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

    Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

Each of the parties hereto has executed this Agreement to be effective as of the day and year first above written.

SELLER:

Harvey Lawson

/s/ Harvey Lawson

PURCHASER:

A.R.Y Holding Ltd

/s/ Shai Meretski

POWER OF ATTORNEY TO TRANSFER BONDS OR SHARES

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto A.R.Y. Holdings Ltd. (purchaser), 2,786,000 common shares standing in the name of the undersigned on the books of A.I. Software, Inc. represented by certificate no(s). _________________ and hereby irrevocably constitutes and appoints Nevada Agency and Transfer Company the attorney of the undersigned to transfer the said shares on the books of the said A.I. Software, Inc. with full power of substitution in the premises.

DATED at Vancouver, this 22nd day of June, 2003.

Signed in the presence of:	) ) ) ) )	/s/ Harvey Lawson (Signature of person executing this power) above signature must be guaranteed BY BANK OFFICER OR BROKERAGE FIRM OR MEDALLION GUARANTEED
Signature of transferor guaranteed by:
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* Authorized Signature Number